     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2001
                                                    REGISTRATION NO. 333-
                                                                     811-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

                        REGISTRATION STATEMENT
                   UNDER THE SECURITIES ACT OF 1933                [X]
                     PRE-EFFECTIVE AMENDMENT NO.                   [ ]
                     POST-EFFECTIVE AMENDMENT NO.                  [ ]
                                AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                             ACT OF 1940                           [X]
                            AMENDMENT NO.                          [ ]

                            ------------------------

                     MORGAN STANLEY TOTAL RETURN BOND FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this registration statement.

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[Graphic]

                                                   PROSPECTUS - JUNE      , 2001

Morgan Stanley

                                                          TOTAL RETURN BOND FUND

                             A MUTUAL FUND THAT SEEKS ABOVE-AVERAGE TOTAL RETURN

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                           Investment Objective........................................   1

                                   Principal Investment Strategies.............................   1

                                   Principal Risks.............................................   3

                                   Fees and Expenses...........................................   7

                                   Additional Investment Strategy Information..................   8

                                   Additional Risk Information.................................   9

                                   Fund Management.............................................  10

Shareholder Information            Pricing Fund Shares.........................................  11

                                   Underwriting................................................  11

                                   How to Buy Shares...........................................  12

                                   How to Exchange Shares......................................  13

                                   How to Sell Shares..........................................  15

                                   Distributions...............................................  16

                                   Tax Consequences............................................  17

                                   Share Class Arrangements....................................  17

Our Family of Funds                ...............................................Inside Back Cover

                                   This Prospectus contains important information about the Fund.
                                   Please read it carefully and keep it for future reference.

THE FUND

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[TARGET ICON]

INVESTMENT OBJECTIVE

Morgan Stanley Total Return Bond Fund seeks above-average total return over a market cycle of three to five years.

[CHESS ICON]                      PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 65% of its assets in a diversified portfolio of investment grade fixed-income securities. These securities may include U.S. government securities, corporate debt securities, mortgage-backed securities including collateralized mortgage obligations, asset-backed securities, convertible securities, zero coupon bonds, preferred stock and U.S. dollar denominated securities issued by foreign governments, supranational agencies or corporations.

The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., utilizes an active value based investment strategy to guide its decisions regarding securities, sectors and country selection. The Investment Manager's portfolio management team employs a research-driven approach in order to identify and measure value in the fixed-income markets and among various types of fixed-income securities and, in conjunction with this, measures various types of risk by monitoring interest rates, inflation, the yield curve, prepayment risk, country risk and currency valuations. The portfolio management team builds an investment portfolio based upon its judgement on all of these factors, while attempting to balance the overall risk of the portfolio. In deciding whether to sell a particular security, the Investment Manager considers the factors set forth above, general economic and market conditions, and whether the expected risk-adjusted return of a security is low compared to other opportunities.

The Fund generally expects to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Investment Manager will attempt to manage the interest rate risk of the Fund's portfolio within a range relative to its stated benchmark.

Fixed-income securities are debt securities such as bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities either pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Fund may invest include mortgage "pass-through" securities. These securities represent a participation interest in a pool of mortgage loans originated by either governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest (either fixed or adjustable rates) and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.

U.S. DOLLAR DENOMINATED FOREIGN SECURITIES. The Fund may invest in debt securities which are issued by foreign governments, supranational organizations or foreign corporations. Some of these securities may consist of "Yankee Bonds," which are U.S. dollar denominated debt obligations issued in the U.S. capital markets by foreign banks, or "Brady Bonds," which are emerging market fixed-income securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

CONVERTIBLE SECURITIES. These are securities that generally pay dividends or interest and may be converted into common stock.

With respect to 35% of its assets, the Fund may invest in non-dollar denominated foreign securities (including Eurobonds), high yield debt securities, common stock, stripped mortgage-backed securities and inverse floating rate obligations.

HIGH YIELD SECURITIES. The Fund may invest up to 20% of its assets in high yield, high risk fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P or having a comparable rating by another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Manager to be of comparable quality. Such securities are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund will only invest in high yield securities rated B or higher by either Moody's, S&P or another NRSRO or, if unrated, are deemed by the Investment Manager to be of comparable quality.

INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations ("inverse floaters") are fixed-income securities which have coupon rates that vary inversely to another designated floating rate index such as LIBOR (London Inter-Bank Offered Rate). If the specified floating rate index reference rate rises, the inverse floater coupon rate falls while a decrease in the reference index rate causes an increase in the inverse floater's coupon rate.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multi-class mortgage securities which may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, commercial banks or investment banks. These securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the more extreme case, one class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or

"PO" Class). The Fund's investments in any combination of IOs, POs or inverse floaters as described above may not exceed more than 15% of its assets.

In addition, the Fund may also engage in options and futures transactions, swaps, reverse repurchase agreements and dollar rolls.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[SCALE ICON]

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk; credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FOREIGN SECURITIES. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Foreign securities in which the Fund invests may be issued by companies located in developing or emerging market countries. Compared to the United States and other developed countries, developing or emerging market countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential for losses than securities of companies located in developed countries.

Eurobonds may include bonds issued and denominated in euros (the currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. As a result, Eurobonds carry the foreign investment risk and currency risk as other foreign securities.

Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities. For example, certain depository receipts, particularly unsponsored or unregistered depository receipts and/or depository receipts not traded on U.S. securities exchanges, are not subject to the reporting requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depository receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Fund may invest may be more volatile and less liquid than other traditional types of debt securities. The Fund may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short or intermediate term into a long term security. Long term securities generally drop in value more dramatically when the general level of interest rates goes up.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in various ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

HIGH YIELD SECURITIES. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

INVERSE FLOATERS. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments. Some inverse floaters exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these securities is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

STRIPPED MORTGAGE-BACKED SECURITIES. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. Additionally, the yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. Stripped mortgage-backed securities are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to the Fund's limitation on investing in illiquid securities.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is subject to other risks from its permissible investments, including the risks associated with options and futures, forward currency contracts, swaps, reverse repurchase agreements and dollar rolls. For more information about these risks, see the "Additional Risk Information" section.

The Fund was recently organized and, as of the date of this Prospectus, had no historical performance to report.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

SHAREHOLDER FEES

These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets.

[CASH ICON] FEES AND EXPENSES

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                            CLASS A   CLASS B   CLASS C   CLASS D
-------------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                      4.25%(1)   None      None      None
-------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                  None(2) 5.00%(3)  1.00%(4)    None
-------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
 Management fee                                  %         %         %         %
-------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees           %         %         %      None
-------------------------------------------------------------------------------------
 Other expenses(5,6)                             %         %         %         %
-------------------------------------------------------------------------------------
 Total annual Fund operating expenses            %         %         %         %
-------------------------------------------------------------------------------------

 1 Reduced for purchases of $25,000 and over.

 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

 4 Only applicable if you sell your shares within one year after purchase.

 5 The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its investment management agreement until such time as the Fund has $50 million of net assets or until six months from the commencement of the Fund's operations, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.

 6 "Other Expenses" are estimated based on expenses anticipated for the first complete fiscal year of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                                       IF YOU SOLD YOUR SHARES:          IF YOU HELD YOUR SHARES:
                                       ----------------------------      ----------------------------
                                       1 YEAR           3 YEARS          1 YEAR           3 YEARS
-------------------------------------------------------------------      ----------------------------
 CLASS A                                $               $                 $                $
                                                                          -------------------------
-------------------------------------------------------------------
 CLASS B                                $               $                 $                $
                                                                          -------------------------
-------------------------------------------------------------------
 CLASS C                                $               $                 $                $
                                                                          -------------------------
-------------------------------------------------------------------
 CLASS D                                $               $                 $                $
                                                                          -------------------------
-------------------------------------------------------------------

[CHESS ICON] ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Fund's principal investment strategies.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures with respect to financial instruments and interest rate indexes. The Fund may use options and futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market, to generate income or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

FORWARD CURRENCY CONTRACTS. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.

COMMON AND PREFERRED STOCK. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange and depository receipts. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Preferred stock pays a fixed or variable dividend and has a prior claim before common stock on assets and earnings but generally carries no voting rights.

SWAPS. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment

Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[SCALE ICON]                     ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. Use of forward currency contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its
wholly- owned subsidiary, had approximately $    billion in assets under
management as of May 31, 2001.

COMMON STOCKS. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss is limited with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make, or, in the case of the other party to a swap default, the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[PEOPLE ICON]                     FUND MANAGEMENT

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services and manage its business affairs -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

[copy to come]

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is calculated at the annual
rate of   % of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[DOLLAR ICON] PRICING FUND SHARES

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[STAR ICON]                     UNDERWRITING

The Fund will initially offer its shares from approximately June   , 2001
through July   , 2001 in an underwriting by the Fund's Distributor, Morgan
Stanley Dean Witter Distributors Inc., as the Fund's principal underwriter. During this period, you may place orders to buy shares through the Distributor, however, shares will not be issued until the Closing Date, which will take place
on July   , 2001 or on such later date as agreed upon by the Fund and the
Distributor. You are not obligated to pay for the shares prior to the Closing Date. If any orders are accompanied by payment, the payment will be returned to you, unless you request that such payment be invested in a Morgan Stanley Dean Witter Money Market Fund. In such case the funds will be automatically transferred from the Money Market Fund to the Fund on the Closing Date. You may cancel your order to purchase shares without penalty at any time prior to the Closing Date. A continuous offering of the Fund's shares will begin approximately two weeks after the Closing Date.

The Distributor will purchase Class B, Class C and Class D shares from the Fund at $10.00 per share with all proceeds going to the Fund and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Distributor and the net asset value of $10.00 per share going to the Fund. The Distributor may also receive contingent deferred sales charges from future redemptions of Class A, Class B and Class C shares.

The minimum number of Fund shares which may be purchased by any shareholder during the initial offering period is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.msdwadvice.com/funds

EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.

[HANDS ICON] HOW TO BUY SHARES

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------------------------
                                                                              MINIMUM
                                                                            INVESTMENT
                                                                  -------------------------------
INVESTMENT OPTIONS                                                    INITIAL      ADDITIONAL
-------------------------------------------------------------------------------------------------
 Regular Accounts                                                     $1,000          $100
-------------------------------------------------------------------------------------------------
 Individual Retirement
 Accounts:                       Regular IRAs                         $1,000          $100
                                 Education IRAs                       $  500          $100
-------------------------------------------------------------------------------------------------

 EasyInvest(SM)                  (Automatically from your
                                 checking or savings account or
                                 Money Market Fund)                   $  100*         $100*
-------------------------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Total Return Bond Fund.

- Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ARROWS ICON]                     HOW TO EXCHANGE SHARES

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[HANDS ICON]         HOW TO SELL SHARES

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS              PROCEDURES
---------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor   Witter Financial Advisor or other authorized financial
 [PHONE ICON]        representative.
                     ------------------------------------------------------------
                     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of
 [LETTER ICON]       instruction" that includes:
                     - your account number;
                     - the dollar amount or the number of shares you wish to
                     sell;
                     - the Class of shares you wish to sell; and
                     - the signature of each owner as it appears on the account.
                     ------------------------------------------------------------
                     If you are requesting payment to anyone other than the
                     registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                     pre-designated bank account, you will need a signature
                     guarantee. You can obtain a signature guarantee from an
                     eligible guarantor acceptable to Morgan Stanley Dean Witter
                     Trust FSB. (You should contact Morgan Stanley Dean Witter
                     Trust FSB at (800) 869-NEWS for a determination as to
                     whether a particular institution is an eligible guarantor.)
                     A notary public cannot provide a signature guarantee.
                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ------------------------------------------------------------
                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                     P.O. Box 983, Jersey City, NJ 07303. If you hold share
                     certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                     instructions.
---------------------------------------------------------------------------------
 Systematic          If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal Plan     Family of Funds has a total market value of at least
 [ARROWS ICON]       $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                     semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                     ------------------------------------------------------------
                     Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                     section of this Prospectus.
                     ------------------------------------------------------------
                     To sign up for the systematic withdrawal plan, contact your
                     Morgan Stanley Dean Witter Financial Advisor or call (800)
                     869-NEWS. You may terminate or suspend your plan at any
                     time. Please remember that withdrawals from the plan are
                     sales of shares, not Fund "distributions," and ultimately
                     may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------

TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[CHECK BOX ICON]                         DISTRIBUTIONS

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[1040 ICON]                      TAX CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ABCD ICON]                       SHARE CLASS ARRANGEMENTS

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                       MAXIMUM
CLASS      SALES CHARGE                                            ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------
 A         Maximum 4.25% initial sales charge reduced for
           purchase of $25,000 or more; shares sold
           without an initial sales charge are generally
           subject to a 1.0% CDSC during first year.                 0.25%
---------------------------------------------------------------------------------------
 B         Maximum 5.0% CDSC during the first year
           decreasing to 0% after six years.                             %
---------------------------------------------------------------------------------------
 C         1.0% CDSC during first year                                   %
---------------------------------------------------------------------------------------
 D         None                                                       None
---------------------------------------------------------------------------------------

 CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                  FRONT-END SALES CHARGE
                                    --------------------------------------------------
                                        PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION        PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
 Less than $25,000                      4.25%                   4.44%
--------------------------------------------------------------------------------------
 $25,000 but less than $50,000          4.00%                   4.17%
--------------------------------------------------------------------------------------
 $50,000 but less than $100,000         3.50%                   3.63%
--------------------------------------------------------------------------------------
 $100,000 but less than $250,000        2.75%                   2.83%
--------------------------------------------------------------------------------------
 $250,000 but less than $1 million      1.75%                   1.78%
--------------------------------------------------------------------------------------
 $1 million and over                      0                       0
--------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based-fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

- An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

- Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

 CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE                                         CDSC AS A PERCENTAGE
PAYMENT MADE                                                 OF AMOUNT REDEEMED
------------------------------------------------------------------------------------
 First                                                          5.0%
------------------------------------------------------------------------------------
 Second                                                         4.0%
------------------------------------------------------------------------------------
 Third                                                          3.0%
------------------------------------------------------------------------------------
 Fourth                                                         2.0%
------------------------------------------------------------------------------------
 Fifth                                                          2.0%
------------------------------------------------------------------------------------
 Sixth                                                          1.0%
------------------------------------------------------------------------------------
 Seventh and thereafter                                         None
------------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in an MSDW Eligible Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which Plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the Plan, you may later resume Plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of        %
of the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

 CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1)
fee of up to        % of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

 CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Dean Witter Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).

- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

- Certain unit investment trusts sponsored by Dean Witter Reynolds.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

 PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

NOTES

NOTES

NOTES

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                            The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS                            GROWTH FUNDS                             THEME FUNDS
                                         Aggressive Equity Fund                   Financial Services Trust
                                         All Star Growth Fund                     Health Sciences Trust
                                         American Opportunities Fund              Information Fund
                                         Capital Growth Securities                Natural Resource Development
                                         Developing Growth Securities             Securities
                                         Growth Fund                              Technology Fund
                                         Market Leader Trust                      GLOBAL/INTERNATIONAL FUNDS
                                         Mid-Cap Equity Trust                     Competitive Edge Fund - "Best
                                         New Discoveries Fund                     Ideas" Portfolio
                                         Next Generation Trust                    European Growth Fund
                                         Small Cap Growth Fund                    Fund of Funds - International
                                         Special Value Fund                       Portfolio
                                         Tax-Managed Growth Fund                  International Fund
                                         21st Century Trend Fund                  International SmallCap Fund
                                                                                  International Value Equity Fund
                                                                                  Japan Fund
                                                                                  Latin American Growth Fund
                                                                                  Pacific Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS                   GROWTH & INCOME FUNDS                    Total Market Index Fund
                                         Balanced Growth Fund                     Total Return Trust
                                         Balanced Income Fund                     Value Fund
                                         Convertible Securities Trust             Value-Added Market Series/Equity
                                         Dividend Growth Securities               Portfolio
                                         Equity Fund                              THEME FUNDS
                                         Fund of Funds - Domestic Portfolio       Real Estate Fund
                                         Income Builder Fund                      Utilities Fund
                                         S&P 500 Index Fund                       GLOBAL FUNDS
                                         S&P 500 Select Fund                      Global Dividend Growth
                                         Strategist Fund                          Securities
                                                                                  Global Utilities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS                            GOVERNMENT INCOME FUNDS                  GLOBAL INCOME FUNDS
                                         Federal Securities Trust                 North American Government Income
                                         Short-Term U.S. Treasury Trust           Trust
                                         U.S. Government Securities Trust         TAX-FREE INCOME FUNDS
                                         DIVERSIFIED INCOME FUNDS                 California Tax-Free Income Fund
                                         Diversified Income Trust                 Hawaii Municipal Trust(FSC)
                                         CORPORATE INCOME FUNDS                   Limited Term Municipal Trust(NL)
                                         High Yield Securities                    Multi-State Municipal Series
                                         Intermediate Income Securities           Trust(FSC)
                                         Short-Term Bond Fund(NL)                 New York Tax-Free Income Fund
                                                                                  Tax-Exempt Securities Trust
-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS                      TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
                                         Liquid Asset Fund(MM)                    California Tax-Free Daily Income
                                         U.S. Government Money Market Trust(MM)   Trust(MM)
                                                                                  New York Municipal Money Market
                                                                                  Trust(MM)
                                                                                  Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

MORGAN STANLEY
TOTAL RETURN FUND

The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

           (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-     )

STATEMENT OF ADDITIONAL INFORMATION              MORGAN STANLEY
                                                 TOTAL RETURN BOND
JUNE  , 2001                                     FUND

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated June , 2001) for the Morgan Stanley Total Return Bond Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Total Return Bond Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History................................................      4
II.    Description of the Fund and Its Investments and Risks.......      4
            A.  Classification.....................................      4
            B.  Investment Strategies and Risks....................      4
            C.  Fund Policies/Investment Restrictions..............     17
III.   Management of the Fund......................................     18
            A.  Board of Trustees..................................     18
            B.  Management Information.............................     18
            C.  Compensation.......................................     23
IV.    Control Persons and Principal Holders of Securities.........     25
V.     Investment Management and Other Services....................     25
            A.  Investment Manager.................................     25
            B.  Principal Underwriter..............................     26
            C.  Services Provided by the Investment Manager........     26
            D.  Dealer Reallowances................................     27
            E.  Rule 12b-1 Plan....................................     27
            F.  Other Service Providers............................     30
            G.  Codes of Ethics....................................     31
VI.    Brokerage Allocation and Other Practices....................     31
            A.  Brokerage Transactions.............................     31
            B.  Commissions........................................     31
            C.  Brokerage Selection................................     32
            D.  Directed Brokerage.................................     33
            E.  Regular Broker-Dealers.............................     33
VII.   Capital Stock and Other Securities..........................     33
VIII.  Purchase, Redemption and Pricing of Shares..................     33
            A.  Purchase/Redemption of Shares......................     33
            B.  Offering Price.....................................     34
IX.    Taxation of the Fund and Shareholders.......................     35
X.     Underwriters................................................     37
XI.    Calculation of Performance Data.............................     38
XII.   Financial Statements........................................     39

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian"--The Bank of New York.

     "Dean Witter Reynolds"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors"--Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund"--Morgan Stanley Total Return Bond Fund, a registered open-end investment company.

     "Independent Trustees"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Morgan Stanley & Co."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees"--The Board of Trustees of the Fund.

I.   FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on April   , 2001.

II.   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.  CLASSIFICATION

     The Fund is a diversified, open-end management investment company whose investment objective is total return.

B.  INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     OTHER GLOBAL SECURITIES. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

     COLLATERALIZED MORTGAGE OBLIGATIONS.  The Fund may invest in
CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets. The Fund may invest in any class of CMO.

     Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that the Fund holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

     In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

     COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

     Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated either investment grade or lower as are the other high yield, high risk fixed-income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     When management of the Fund believes that a particular foreign currency may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars of other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. When required by law, the Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. When required by law, the Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.)

or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S.

exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES/CASH EQUIVALENTS. The Fund may invest in various money market securities or cash equivalents for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities may include:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     SWAPS. The Fund may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Manager believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Investment Manager in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

     Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     SHORT SALES. A short sale is a transaction in which the Fund sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Fund also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. The Fund also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the securities it sold short.

     Short sales by the Fund involve certain risks and special considerations. If the Investment Manager incorrectly predicts that the price of a borrowed security will decline, the Fund will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when the Fund purchases a security and holds it, the Fund cannot lose more than the amount it paid for the security.

     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements as part of its investment strategy and may also use dollar rolls as part of its investment strategy.

     Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. Assignments provide for direct rights against the borrower on the Loan. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited group of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of a particular Participation or Assignment when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents, U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest in warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing it. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.  FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended, (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

          1. Seek above-average total return.

     The Fund may not:

          1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by the United States government, its agencies or instrumentalities).

          2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

          3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          5. Borrow money in excess of 33 1/3% of its total assets (not including the amount borrowed).

          6. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts or forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

          7. Make loans of money or securities, except (a) by the purchase of portfolio securities; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

          8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III.   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.  BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.  MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean

Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Michael Bozic (60).........................................  Retired; Director or Trustee of the Morgan Stanley
Trustee c/o Mayer, Brown & Platt Counsel to the Independent  Dean Witter Funds; formerly Vice Chairman of Kmart
Trustees 1675 Broadway New York, New York                    Corporation (December 1998-October 2000), Chairman
                                                             and Chief Executive Officer of Levitz Furniture
                                                             Corporation (November 1995-November 1998) and
                                                             President and Chief Executive Officer of Hills
                                                             Department Stores (May 1991-July 1995); formerly
                                                             variously Chairman, Chief Executive Officer,
                                                             President and Chief Operating Officer (1987-1991)
                                                             of the Sears Merchandise Group of Sears, Roebuck
                                                             and Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67)...............................  Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief Executive Officer and Trustee   Officer of the Morgan Stanley Dean Witter Funds;
Two World Trade Center New York, New York                    formerly Chairman, Chief Executive Officer and
                                                             Director of the Investment Manager, the Distributor
                                                             and MSDW Services Company; Executive Vice President
                                                             and Director of Dean Witter Reynolds; Chairman and
                                                             Director of the Transfer Agent; formerly Director
                                                             and/or officer of various MSDW subsidiaries (until
                                                             June 1998).

Edwin J. Garn (68).........................................  Director or Trustee of the Morgan Stanley Dean
Trustee c/o Summit Ventures LLC 1 Utah Center 201 S. Main    Witter Funds; formerly United States Senator
Street Salt Lake City, Utah                                  (R-Utah)(1974-1992) and Chairman, Senate Banking
                                                             Committee (1980-1986); formerly Mayor of Salt Lake
                                                             City, Utah (1971-1974); formerly Astronaut, Space
                                                             Shuttle Discovery (April 12-19, 1985); Vice
                                                             Chairman, Huntsman Corporation (chemical company);
                                                             Director of Franklin Covey (time management
                                                             systems), BMW Bank of North America, Inc.
                                                             (industrial loan corporation), United Space
                                                             Alliance (joint venture between Lockheed Martin and
                                                             the Boeing Company) and Nuskin Asia Pacific
                                                             (multilevel marketing); member of the Utah Regional
                                                             Advisory Board of Pacific Corp.; member of the
                                                             board of various civic and charitable
                                                             organizations.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Wayne E. Hedien (66).......................................  Retired; Director or Trustee of the Morgan Stanley
Trustee c/o Mayer, Brown & Platt Counsel to the Independent  Dean Witter Funds; Director of The PMI Group, Inc.
Trustees 1675 Broadway New York, New York                    (private mortgage insurance); Trustee and Vice
                                                             Chairman of The Field Museum of Natural History;
                                                             formerly associated with the Allstate Companies
                                                             (1966-1994), most recently as Chairman of The
                                                             Allstate Corporation (March 1993-December 1994) and
                                                             Chairman and Chief Executive Officer of its
                                                             wholly-owned subsidiary, Allstate Insurance Company
                                                             (July 1989-December 1994); director of various
                                                             other business and charitable organizations.

James F. Higgins* (53).....................................  Chairman of the Private Client Group of MSDW (since
Trustee Two World Trade Center New York, New York            August 2000); Director of the Transfer Agent and
                                                             Dean Witter Realty Inc.; Director or Trustee of the
                                                             Morgan Stanley Dean Witter Funds (since June 2000);
                                                             previously President and Chief Operating Officer of
                                                             the Private Client Group of MSDW (May 1999-August
                                                             2000), President and Chief Operating Officer of
                                                             Individual Securities of MSDW (February 1997-May
                                                             1999), President and Chief Operating Officer of
                                                             Dean Witter Securities of MSDW (1995-February
                                                             1997), and President and Chief Operating Officer of
                                                             Dean Witter Financial (1989-1995) and Director
                                                             (1985-1997) of Dean Witter Reynolds.

Dr. Manuel H. Johnson (52).................................  Senior Partner, Johnson Smick International, Inc.,
Trustee c/o Johnson Smick International, Inc. 1133           a consulting firm; Co-Chairman and a founder of the
Connecticut Avenue, N.W. Washington, D.C.                    Group of Seven Council (G7C), an international
                                                             economic commission; Chairman of the Audit
                                                             Committee and Director or Trustee of the Morgan
                                                             Stanley Dean Witter Funds; Director of Greenwich
                                                             Capital Markets, Inc. (broker-dealer), Independence
                                                             Standards Board (private sector organization
                                                             governing independence of auditors) and NVR, Inc.
                                                             (home construction); Chairman and Trustee of the
                                                             Financial Accounting Foundation (oversight
                                                             organization of the Financial Accounting Standards
                                                             Board); formerly Vice Chairman of the Board of
                                                             Governors of the Federal Reserve System and
                                                             Assistant Secretary of the U.S. Treasury.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Michael E. Nugent (64).....................................  General Partner, Triumph Capital, L.P., a private
Trustee c/o Triumph Capital, L.P. 237 Park Avenue New York,  investment partnership; Chairman of the Insurance
New York                                                     Committee and Director or Trustee of the Morgan
                                                             Stanley Dean Witter Funds; formerly Vice President,
                                                             Bankers Trust Company and BT Capital Corporation;
                                                             director of various business organizations.

Philip J. Purcell* (57)....................................  Chairman of the Board of Directors and Chief
Trustee 1585 Broadway New York, New York                     Executive Officer of MSDW, Dean Witter Reynolds and
                                                             Novus Credit Services Inc.; Director of the
                                                             Distributor; Director or Trustee of the Morgan
                                                             Stanley Dean Witter Funds; Director of American
                                                             Airlines, Inc. and its parent company, AMR
                                                             Corporation; Director and/or officer of various
                                                             MSDW subsidiaries.

John L. Schroeder (70).....................................  Retired; Chairman of the Derivatives Committee and
Trustee c/o Mayer, Brown & Platt Counsel to the Independent  Director or Trustee of the Morgan Stanley Dean
Trustees 1675 Broadway New York, New York                    Witter Funds; Director of Citizens Communications
                                                             Company (telecommunications company); formerly
                                                             Executive Vice President and Chief Investment
                                                             Officer of the Home Insurance Company (August
                                                             1991-September 1995).

Mitchell M. Merin (47).....................................  President and Chief Operating Officer of Asset
President Two World Trade Center New York, New York          Management of MSDW (since December 1998); President
                                                             and Director (since April 1997) and Chief Executive
                                                             Officer (since June 1998) of the Investment Manager
                                                             and MSDW Services Company; Chairman, Chief
                                                             Executive Officer and Director of the Distributor
                                                             (since June 1998); Chairman and Chief Executive
                                                             Officer (since June 1998) and Director (since
                                                             January 1998) of the Transfer Agent; Director of
                                                             various MSDW subsidiaries; President of the Morgan
                                                             Stanley Dean Witter Funds (since May 1999); Trustee
                                                             of various Van Kampen investment companies (since
                                                             December 1999); previously Chief Strategic Officer
                                                             of the Investment Manager and MSDW Services Company
                                                             and Executive Vice President of the Distributor
                                                             (April 1997-June 1998), Vice President of the
                                                             Morgan Stanley Dean Witter Funds (May 1997-April
                                                             1999), and Executive Vice President of Dean Witter,
                                                             Discover & Co.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Barry Fink (46)............................................  General Counsel (since May 2000) and Managing
Vice President, Secretary and General Counsel Two World      Director (since December 2000) of Morgan Stanley
Trade Center New York, New York                              Asset Management; Managing Director (since December
                                                             1999) and Secretary and General Counsel (since
                                                             February 1997) and Director (since July 1998) of
                                                             the Investment Manager and MSDW Services Company;
                                                             Vice President, Secretary and General Counsel of
                                                             the Morgan Stanley Dean Witter Funds (since
                                                             February 1997); Vice President and Secretary of the
                                                             Distributor; previously, Senior Vice President
                                                             (March 1997-December 1999), First Vice President,
                                                             Assistant Secretary and Assistant General Counsel
                                                             of the Investment Manager and MSDW Services
                                                             Company.

Thomas F. Caloia (54)......................................  First Vice President and Assistant Treasurer of the
Treasurer Two World Trade Center New York, New York          Investment Manager, the Distributor and MSDW
                                                             Services Company; Treasurer of the Morgan Stanley
                                                             Dean Witter Funds.

------------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, Robert
S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfim, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.  COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Independent Trustees and the Committees as were held by the other Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 2000, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                         FUND COMPENSATION (ESTIMATED)

                                                                AGGREGATE
                                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   --------------
Michael Bozic...............................................      $1,600
Edwin J. Garn...............................................       1,600
Wayne E. Hedien.............................................       1,600
Dr. Manuel H. Johnson.......................................       2,350
Michael E. Nugent...........................................       2,100
John L. Schroeder...........................................       2,100

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                              TOTAL CASH COMPENSATION
                                                                FOR SERVICES TO 97
                                                                  MORGAN STANLEY
                NAME OF INDEPENDENT TRUSTEE                      DEAN WITTER FUNDS
                ---------------------------                   -----------------------
Michael Bozic...............................................         $146,917
Edwin J. Garn...............................................          151,717
Wayne E. Hedien.............................................          151,717
Dr. Manuel H. Johnson.......................................          223,655
Michael E. Nugent...........................................          199,759
John L. Schroeder...........................................          194,809

     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the

------------------------------

(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Director/Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 2000.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                                                                RETIREMENT     ESTIMATED
                                                                                 BENEFITS       ANNUAL
                                                 ESTIMATED                      ACCRUED AS   BENEFITS UPON
                                               CREDITED YEARS     ESTIMATED      EXPENSES     RETIREMENT
                                               OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                                 RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
         NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)    COMPENSATION      FUNDS        FUNDS(2)
         ---------------------------           --------------   -------------   ----------   -------------
Michael Bozic................................        10            60.44%        $20,001        $52,885
Edwin J. Garn................................        10             60.44         29,348         52,817
Wayne E. Hedien..............................         9             51.37         37,586         44,952
Dr. Manuel H. Johnson........................        10             60.44         21,187         77,817
Michael E. Nugent............................        10             60.44         36,202         69,506
John L. Schroeder............................         8             50.37         65,337         53,677

---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director/ Trustee's elections described in Footnote
    (1) on page 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The Investment Manager provided the initial capital for the Fund by purchasing 2,500 shares each of Class A, Class B, Class C and Class D of the Fund for $25,000, respectively, on May , 2001. As of the date of this Prospectus, the Investment Manager owned 100% of the outstanding shares of the Fund. The Investment Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A.  INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated
daily by applying the annual rate of   % to the average net assets of the Fund
determined as of the close of each business day. The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in the Management Agreement until such time as the Fund has $50 million of net assets or until 6 months from the date of commencement of the Fund's operations, whichever occurs first. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B.  PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, or the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to

Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D.  DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.  RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at
the following annual rates: 0.25%,      % and      % of the average daily net
assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a

Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or MSDW's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount
sold and an annual residual commission, currently up to      % of the current
value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and      %, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to
the Plan in any calendar year in excess of 0.25% or      % of the average daily
net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits the Fund would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (2) what services would be provided under the Plan to the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.  OTHER SERVICE PROVIDERS

  (1)  TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

  (2)  CUSTODIAN AND INDEPENDENT AUDITORS

     [                              ], is the Custodian of the Fund's assets.
Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3)  AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.  CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

VI.   BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.  BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

B.  COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C.  BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager or any of its affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates each currently serves as investment advisor to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.  DIRECTED BROKERAGE

     Not applicable.

E.  REGULAR BROKER-DEALERS

     Not applicable.

VII.   CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.  PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

       TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.  OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; and (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.   TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

     The Fund's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Fund's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, the Fund would not be able to make ordinary income distributions for the year.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. In addition, if the Fund invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc. (which has the same address as the Investment Manager), is the principal underwriter of the Fund's shares and has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The Underwriting Agreement provides that the obligation of the Distributor is subject to certain conditions precedent (such as the filling of certain forms and documents required by various federal and state agencies and the rendering of certain opinions of counsel) and that the
Distributor will be obligated to purchase the shares of the Fund on July   ,
2001, or such other date as may be agreed upon between the Distributor and the Fund and to purchase shares of the Fund at a later date to be agreed upon between the Distributor and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date.

     The Distributor will purchase Class B, Class C and Class D shares from the Fund at $10.00 per share with all proceeds going to the Fund and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Distributor and the $10.00 per share going to the Fund.

     The Distributor may, however, receive contingent deferred sales charges for future redemptions of Class A, Class B, and Class C shares (see "Purchase of Fund Shares--Continuous Offering" in the Prospectus).

     The Distributor shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Distributor prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

     The minimum number of Fund shares which may be purchased pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

     The Distributor has agreed to pay certain expenses of the initial offering and the subsequent Continuous Offering of the Fund's shares. The Fund has agreed to pay certain compensation to the Distributor pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Act to compensate the Distributor for services it renders and the expenses it bears under the Underwriting Agreement. The Fund will bear the cost of initial typesetting, printing and distribution of Prospectuses and Statements of Additional Information and supplements thereto to shareholders. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     A continuous offering of the Fund's shares will commence approximately two weeks after the Closing Date. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.   CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII.   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS.  The Statement of Assets and Liabilities of the Fund at May      ,
2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY TOTAL RETURN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AT MAY  , 2001
--------------------------------------------------------------------------------

ASSETS:
  Cash......................................................  $
  Deferred offering costs (Note 1)..........................
                                                              --------
     Total Assets...........................................
                                                              --------
LIABILITIES:
  Offering costs payable (Note 1)...........................
  Commitments (Notes 1 and 2)...............................        --
                                                              --------
     Total Liabilities......................................
                                                              --------
  Net Assets................................................  $
                                                              ========
CLASS A SHARES:
Net Assets..................................................  $
Shares Outstanding (unlimited authorized, $.01 par value)...
  NET ASSET VALUE PER SHARE.................................  $
                                                              ========
  MAXIMUM OFFERING PRICE
  (net asset value plus 5.54% of net asset value)...........  $
                                                              ========
CLASS B SHARES:
Net Assets..................................................  $
Shares Outstanding (unlimited authorized, $.01 par value)...
  NET ASSET VALUE PER SHARE.................................  $
                                                              ========
CLASS C SHARES:
Net Assets..................................................  $
Shares Outstanding (unlimited authorized, $.01 par value)...
  NET ASSET VALUE PER SHARE.................................  $
                                                              ========
CLASS D SHARES:
Net Assets..................................................  $
Shares Outstanding (unlimited authorized, $.01 par value)...
  NET ASSET VALUE PER SHARE.................................  $
                                                              ========

---------------

NOTE 1 -- Morgan Stanley Total Return Bond Fund (the "Fund") was organized as a Massachusetts business trust on April , 2001. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 2,500 shares of beneficial interest for $25,000 of each class of the Fund to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is above-average total return. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed-income securities. Estimated organizational expenses of
the Fund in the amount of approximately $     incurred prior to the offering of
the Fund's shares will be absorbed by the Investment Manager. It is currently estimated that the Investment Manager will incur, and be reimbursed,
approximately $     by the Fund in offering costs. Actual costs could differ
from these estimates. Offering costs will be deferred and amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the date of commencement of operations.

NOTE 2 -- The Fund has entered into an Investment Management Agreement with the Investment Manager. As full compensation for the services and facilities furnished to the Fund and expenses of the Fund incurred by the Investment Manager, the Fund will pay the Investment Manager monthly compensation
calculated daily by applying the annual rate of   % to the Fund's daily net
assets.

     The Investment Manager has undertaken to assume all operating expenses (except for the Plan of Distribution fees and brokerage fees) and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first.

     Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class
B --      % of the average daily net assets of Class B; and (iii) Class C -- up
to      % of the average daily net assets of Class C.

     In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

     In the case of Class A shares and Class C shares, expenses incurred
pursuant to the Plan in any calendar year in excess of 0.25% or      % of the
average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.

     Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and the Distributor, is the Fund's transfer agent.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY TOTAL RETURN BOND FUND

     We have audited the accompanying statement of assets and liabilities of
Morgan Stanley Total Return Bond Fund (the "Fund") as of May   , 2001. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Morgan Stanley Total Return
Bond Fund as of May   , 2001 in conformity with accounting principles generally
accepted in the United States of America.

New York, New York
May   , 2001

                    MORGAN STANLEY TOTAL RETURN BOND FUND

                           PART C OTHER INFORMATION

Item 23.         Exhibits:
                 --------
        1.       --   Declaration of Trust of the Registrant, dated April 17, 2001, filed herein.

        2.       --   By-Laws of the Registrant, dated April 17, 2001, filed herein.

        3.       --   None

        4.       --   Form of Investment Management Agreement between the Registrant and
                      Morgan Stanley Dean Witter Advisors Inc. *

        5.  (a)  --   Form of Distribution Agreement between the Registrant and Morgan
                      Stanley Dean Witter Distributors Inc. *

        5.  (b)  --   Form of Selected Dealers Agreement*

        5.  (c)  --   Form of Underwriting Agreement between the Registrant and Morgan
                      Stanley Dean Witter Distributors Inc. *

        6.       --   Not applicable

        7.       --   Form of Custodian Agreement*

        8.  (a)  --   Form of Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB*

        8.  (b)  --   Form of Services Agreement between Morgan Stanley Dean Witter
                      Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.*

        9.  (a)  --   Opinion of Barry Fink, Esq. *

        9.  (b)  --   Opinion of Nutter, McClennon & Fish, LLP *

        10.      --   Consent of Independent Auditors *

        11.      --   Not applicable

        12.      --   Investment Letter of Morgan Stanley Dean Witter Advisors Inc. *

        13.      --   Form of Plan of Distribution pursuant to Rule 12b-1 between the
                      Registrant and Morgan Stanley Dean Witter Distributors Inc. *

        14.      --   Form of Multiple Class Plan pursuant to Rule 18f-3*

        15.      --   Not applicable

        16 (a).       Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., and
                      Morgan Stanley Dean Witter Distributors Inc, as well as other MSDW affiliate entities.*

        16 (b).       Code of Ethics of the Morgan Stanley Dean Witter Funds*

        Other    --   Powers of Attorney *

        *To be filed by amendment.

Item 24.   Persons Controlled by or Under Common Control with the Fund.

           None

Item 25.   Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

           Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

           Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

        See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc.

("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

        The principal address of MSDW Advisors, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Morgan Stanley DW Inc. ("Morgan Stanley DW") and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") and Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG") is 1221 Avenue of the Americas, New York, New York 10020. The principal address of Morgan Stanley Dean Witter Investment Management Ltd. and Morgan Stanley & Co. International Limited is 25 Cabot Square, London, England. The principal address of Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") is 2 Harborside Financial Center, Jersey City, New Jersey 07311.The principal address of Miller Anderson & Sherrerd, LLP ("MAS"), MAS Funds and MAS Distribution Inc. is One Tower Bridge, West Conshohocken, PA 19428. The principal address of Van Kampen Investment Asset Management Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------    ----------------------------------------------------------------

Mitchell M. Merin                       President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer      Dean Witter Asset Management; Chairman, Chief Executive
and Director                            Officer and Director of MSDW Distributors and MSDW
                                        Trust; President, Chief Executive Officer
                                        and Director of MSDW Services; President of
                                        the Morgan Stanley Dean Witter Funds;
                                        Executive Vice President and Director of
                                        Morgan Stanley DW; Director of MSDWIM;
                                        Member of the Executive Committee of MAS;
                                        Director of various MSDW subsidiaries;
                                        Trustee of various Van Kampen investment
                                        companies.

Barry Fink                              Managing Director and General Counsel of Morgan Stanley
Managing Director,                      Dean Witter Asset Management; Managing Director,
Secretary, General Counsel              Secretary, General Counsel and Director of MSDW
and Director                            Services; Vice President and Secretary of MSDW Distributors;
                                        Vice President, Secretary and General Counsel of the
                                        Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden                     Chief Investment Officer and Managing Director of MSDWIM;
Managing Director and                   Chief Investment Officer of MAS; Director of MSDW Trust.
Chief Investment Officer

Barton M. Biggs                         Chairman, Managing Director and Director of MSDWIM;
Managing Director                       Managing Director of MAS.

Thomas L. Bennett                       Managing Director and Director of MSDWIM; Director of MSDW
Managing Director                       Universal Funds, Inc.; Managing Director of MAS;
                                        Executive Committee member of MAS; Chairman of the MAS
                                        Funds; Director of MAS Distribution Inc.

Ronald E. Robison                       Executive Vice President, Chief Administrative Officer and
Executive Vice President,               and Director of MSDW Services.
Chief Administrative Officer and
Director

Arden C. Armstrong                      Managing Director of MSDWIM and MAS.
Managing Director

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------    ----------------------------------------------------------------
W. David Armstrong                      Managing Director of MSDWIM and MAS.
Managing Director

Dominic P. Caldecott                    Managing Director of MSDWIM, MAS and Morgan Stanley
Managing Director                       Dean Witter Investment Management Ltd.; Vice President
                                        and Investment Manager of Morgan Stanley & Co.
                                        International Limited.

Jesse L. Carroll, Jr.                   Managing Director of MSDWIG, MSDWIM and MAS.
Managing Director

Stephen F. Esser                        Managing Director of MSDWIM and MAS.
Managing Director

Philip W. Friedman                      Managing Director of MSDWIM and MAS.
Managing Director

Rajesh K. Gupta                         Managing Director and Chief Investment Officer-
Managing Director and                   Investments of MSDWIM; Chief Administrative
Chief Administrative Officer-           Officer-Investments of MAS.
Investments

William Lock                            Managing Director of MSDWIM and MAS.
Managing Director

Margaret P. Naylor                      Managing Director of MSDWIM and MAS.
Managing Director

Narayan Ramachandran                    Managing Director of MSDWIM and MAS.
Managing Director

Scott F. Richard                        Managing Director of MSDWIM and MAS.
Managing Director

Gary G. Schlarbaum                      Managing Director of MSDWIM and MAS; Executive
Managing Director                       Committee Member of MAS.

Ann D. Thivierage                       Managing Director of MSDWIM and MAS.
Managing Director

Paul D. Vance                           Managing Director of MSDWIM and MAS.
Managing Director

Peter J. Wright                         Managing Director of MSDWIM and MAS.
Managing Director

Robert E. Angevine                      Principal of MSDWIM and MAS.
Principal

Benjamin J. Gord                        Principal of MSDWIM and MAS.
Principal

Gordon W. Loery                         Principal of MSDWIM and MAS.
Principal

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------    ----------------------------------------------------------------

Deanna L. Loughnane                     Principal of MSDWIM and MAS.
Principal

Angelo Manioudakis                      Principal of MSDWIM and MAS.
Principal

Paul F. O'Brien                         Principal of MSDWIM and MAS.
Principal

Robert S. Giambrone                     Senior Vice President of MSDW Services, MSDW Distributors
Senior Vice President                   and MSDW Trust; Director of MSDW Trust.

John B. Kemp, III                       President of MSDW Distributors.
Senior Vice President

Item 27.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)     Active Assets California Tax-Free Trust
(2)     Active Assets Government Securities Trust
(3)     Active Assets Institutional Money Trust
(4)     Active Assets Money Trust
(5)     Active Assets Premier Money Trust
(6)     Active Assets Tax-Free Trust
(7)     Morgan Stanley Dean Witter 21st Century Trend Fund
(8)     Morgan Stanley Dean Witter Aggressive Equity Fund
(9)     Morgan Stanley Dean Witter All Star Growth Fund
(10)    Morgan Stanley Dean Witter American Opportunities Fund
(11)    Morgan Stanley Dean Witter Balanced Growth Fund
(12)    Morgan Stanley Dean Witter Balanced Income Fund
(13)    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(14)    Morgan Stanley Dean Witter California Tax-Free Income Fund
(15)    Morgan Stanley Dean Witter Capital Growth Securities
(16)    Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(17)    Morgan Stanley Dean Witter Convertible Securities Trust
(18)    Morgan Stanley Dean Witter Developing Growth Securities Trust
(19)    Morgan Stanley Dean Witter Diversified Income Trust
(20)    Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(21)    Morgan Stanley Dean Witter Equity Fund
(22)    Morgan Stanley Dean Witter European Growth Fund Inc.
(23)    Morgan Stanley Dean Witter Federal Securities Trust
(24)    Morgan Stanley Dean Witter Financial Services Trust
(25)    Morgan Stanley Dean Witter Fund of Funds
(26)    Morgan Stanley Dean Witter Global Dividend Growth Securities
(27)    Morgan Stanley Dean Witter Global Utilities Fund
(28)    Morgan Stanley Dean Witter Growth Fund
(29)    Morgan Stanley Dean Witter Hawaii Municipal Trust
(30)    Morgan Stanley Dean Witter Health Sciences Trust

(31)    Morgan Stanley Dean Witter High Yield Securities Inc.
(32)    Morgan Stanley Dean Witter Income Builder Fund
(33)    Morgan Stanley Dean Witter Information Fund
(34)    Morgan Stanley Dean Witter Intermediate Income Securities
(35)    Morgan Stanley Dean Witter International Fund
(36)    Morgan Stanley Dean Witter International SmallCap Fund
(37)    Morgan Stanley Dean Witter International Value Equity Fund
(38)    Morgan Stanley Dean Witter Japan Fund
(39)    Morgan Stanley Dean Witter Latin American Growth Fund
(40)    Morgan Stanley Dean Witter Limited Term Municipal Trust
(41)    Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(42)    Morgan Stanley Dean Witter Market Leader Trust
(43)    Morgan Stanley Dean Witter Mid-Cap Equity Trust
(44)    Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(45)    Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(46)    Morgan Stanley Dean Witter New Discoveries Fund
(47)    Morgan Stanley Dean Witter New York Municipal Money Market Trust
(48)    Morgan Stanley Dean Witter New York Tax-Free Income Fund
(49)    Morgan Stanley Dean Witter Next Generation Trust
(50)    Morgan Stanley Dean Witter North American Government Income Trust
(51)    Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(52)    Morgan Stanley Dean Witter Prime Income Trust
(53)    Morgan Stanley Dean Witter Real Estate Fund
(54)    Morgan Stanley Dean Witter S&P 500 Index Fund
(55)    Morgan Stanley Dean Witter S&P 500 Select Fund
(56)    Morgan Stanley Dean Witter Short-Term Bond Fund
(57)    Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(58)    Morgan Stanley Dean Witter Small Cap Growth Fund
(59)    Morgan Stanley Dean Witter Special Value Fund
(60)    Morgan Stanley Dean Witter Strategist Fund
(61)    Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(62)    Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(63)    Morgan Stanley Dean Witter Tax-Managed Growth Fund
(64)    Morgan Stanley Dean Witter Technology Fund
(65)    Morgan Stanley Dean Witter Total Market Index Fund
(66)    Morgan Stanley Dean Witter Total Return Trust
(67)    Morgan Stanley Dean Witter U.S. Government Money Market Trust
(68)    Morgan Stanley Dean Witter U.S. Government Securities Trust
(69)    Morgan Stanley Dean Witter Utilities Fund
(70)    Morgan Stanley Dean Witter Value-Added Market Series
(71)    Morgan Stanley Dean Witter Value Fund
(72)    Morgan Stanley Dean Witter Variable Investment Series

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

Name                  Positions and Office with MSDW Distributors
James F. Higgins      Director

Philip J. Purcell     Director

Name                  Positions and Office with MSDW Distributors
John Schaeffer        Director

Charles Vadala        Senior Vice President and Financial Principal.

Item 28.     Location of Accounts and Records

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.     Management Services

        Registrant is not a party to any such management-related service contract.

Item 30.     Undertakings

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of April, 2001.


                           MORGAN STANLEY TOTAL RETURN BOND FUND

                           By: /s/ Barry Fink
                              -----------------------------------------
                                   Barry Fink
                                   Trustee, Vice President and Secretary

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                                         Title                               Date
----------                                         -----                               ----
By:   /s/ Charles A. Fiumefreddo                   Chairman, Trustee                    04/18/01
   -----------------------------------             and Chief Executive Officer
          Charles A. Fiumefreddo





By:   /s/ Robert S. Giambrone                      Trustee                              04/18/01
   ---------------------------------
          Robert S. Giambrone



By:   /s/ Barry Fink                               Trustee, Vice President              04/18/01
   ---------------------------------               and Secretary
          Barry Fink




By:   /s/ Thomas F. Caloia                         Trustee, Chief Financial             04/18/01
   ---------------------------------               Officer and Chief
          Thomas F. Caloia                         Accounting Officer


                    MORGAN STANLEY TOTAL RETURN BOND FUND
                                EXHIBIT INDEX


        1.   --   Declaration of Trust of the Registrant, dated April 17, 2001

        2.   --   By-Laws of the Registrant, dated April 17, 2001